SUBPRIME ADVANTAGE, INC.

SUBPRIME ADVANTAGE, INC.
SUBSCRIPTION AGREEMENT

1. INVESTMENT:

(a)	The undersigned subscribes for ____________ shares of Common Stock of Subprime Advantage, Inc., at $0.10 per share.

(b) Total subscription price ($0.10 times number of shares): = $

2. INVESTOR INFORMATION:

_______________________                                                                ________________                                               _______________________
Name (type or print)                                                                           Social Sec. No.                                                      Address

_______________________                                                                ________________                                               _______________________
Name (type or print)                                                                           Social Sec. No.                                                      Address

Mailing Address:

___________________________________________________________________________________________________________________________________________________
Street                                                                City                                 State                                Zip

3. TYPE OF OWNERSHIP: (You must check one box)

1.	[ ] Individual 6. [ ] Joint Tenants with rights of Survivorship

2.	[ ] Tenants in Common 7. [ ] Custodian for_____________________________________

3.	[ ] Community Property 8. [ ] Uniform Gifts to Minors Act of the State ______________

4.	[ ] Partnership 9. [ ] Corporation _____________________________________

5.	[ ] Trust 10. [ ] Other (explain) ___________________________________

4. RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement the undersigned acknowledges receipt of a current Prospectus, as supplemented to the date of this Subscription Agreement, in which the terms and conditions of the offering of Common Stock and the risks associated therewith are described.

5. TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason. If the offering is so terminated, and the Company is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned without any interest earned thereon.

6. REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a)
Subscriber is buying the Common Stock for Subscriber's own account or is buying for the account or benefit of a member or members of Subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another. Furthermore, if Subscriber is purchasing for the account of another person or entity, Subscriber has full authority to execute this Subscription Agreement in such capacity and on behalf of such person or entity.

(b)           Subscriber is 18 years of age or over (You must check box) [   ] Yes[   ] No

(c)	Subscriber has received, read, and understands the Prospectus dated:_______________________, 2010

(d)	Subscriber can afford the entire loss of the purchase price hereto should there be such a loss.

7. ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription by____________________, 2010. In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.

Please make a copy of your completed Subscription Agreement

Signatures:

Executed this day of 2010 at, _____________________________________________________Address City         State Zip

X__________________________                                                                                                X__________________________
Signature (investor or authorized signature)                                                                               Signature (investor or authorized signature)

MAKE CHECK PAYABLE TO:                                                                                                SUBPRIME ADVANTAGE, INC.

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:                    Subprime Advantage, Inc.
501 W. Broadway
Suite A-323
San Diego, CA 92101

Accepted for the Company this _________day of _____________________________, 2010.

By:  _____________________________                                                                                     Title:  _____________________________